Exhibit 32.02

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     I, Robert R.B. Dykes, President, Systems Group and Chief Financial Officer of Flextronics International Ltd. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2004, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2004

/s/ Robert R.B. Dykes

Robert R.B. Dykes
President, Systems Group
And Chief Financial Officer
(Principal Financial Officer)